Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines Announces Closing of US$35 Million Financing

with Axar Capital Management LLC

MIAMI, FL, August 2, 2023 – Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) is pleased to announce the closing of the placement of US$35 million of Senior Secured Notes due 2029 (the “Financing”) with funds managed by Axar Capital Management LP and its affiliates (the “Investors”), a value-oriented alternative investment firm with over US$2.3 billion in assets under management.

“GlobalX is excited to welcome Axar as our financing partner as we continue to expand our fleet and capitalize on the growth that our platform is driving. Axar’s experience in the aviation sector and its focus on funding high growth companies such as GlobalX make them the ideal partner and a validation of our business model and the platform that our management and employee partners have built,” said Ed Wegel, Chairman and CEO of GlobalX. “The proceeds from the notes will refinance all of the Company’s existing indebtedness and provide GlobalX the capital required to continue to execute on our growth plan and expand our passenger and freighter aircraft fleet currently at 11 aircraft and expected to be at least 16 by the end of 2023.”

“GlobalX has a significant opportunity to expand its offering in charter and cargo operations, serving a unique and durable customer base,” said Andrew Axelrod, Founder and Managing Partner at Axar Capital. “We are pleased to be a partner to GlobalX to facilitate a simplification of the company’s capital structure and support the company’s growth objectives.”

The Financing consisted of the sale of US$35 million of Senior Secured Notes (the “Notes”) and accompanying warrants to purchase the Company’s commons stock.

The terms of the Notes include:

•	A 6-year term and Maturity Date of August 2, 2029

•	The Notes will bear interest at a fixed rate of 15% per annum and include an upfront fee of 1.75% of the principal payment;

•	The Company will be permitted to prepay all (but not less than all) of the Notes as follows beginning on August 2, 2025 subject to a redemption premium;

•	The Investors as a group will be granted one board seat and one board observer seat;

•

At closing, the Investors will be issued 10 million warrants (each, a “Warrant”) exercisable into one share of Class A common stock at an exercise price of US$1.00 per share, with such warrants expiring on June 30, 2030;

•	Each of the Company’s material subsidiaries will guarantee the Notes;

•	The Notes and the related guarantees will be secured by a lien on substantially all of the property and assets of the Company and the guarantors of the Notes; and

•	As part of the financing, Andrew Axelrod, Axar’s Founder and Managing Partner, will join the Board of Directors of GlobalX on August 3, 2023.

The net proceeds of the Offering will be used to repay all of the Company’s existing US$6,000,000 existing senior secured debentures and all of the US$2,500,000 interim shareholder unsecured loan, with the balance expected to be used for general corporate purposes, including the transaction expenses and deposits to expand its current fleet of aircraft.

Jefferies acted as structuring agent and Jefferies and Roth Capital Partners acted as joint placement agents.

This news release does not constitute an offer of securities for sale in the United States. The securities being offered have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and such securities may not be offered or sold within the United States absent U.S. registration or an applicable exemption from U.S. registration requirements.

About Global Crossing Airlines Group

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European and Latin American markets. GlobalX is also now operating ACMI cargo service flying the A321 freighter. For more information, please visit www.globalxair.com.

About Axar Capital Management LP

Axar Capital Management LP is a value-oriented investment firm focused on opportunistic investing in the corporate middle market. Axar invests in complex situations across the capital structure and provides capital solutions that allow its management teams and portfolio companies to realize their long-term potential. Additional information on the firm can be found at www.axarcapital.com.

For more information, please contact:

Ryan Goepel

EVP and CFO

Global Crossing Airlines

786- 751-8503

Email: Ryan.goepel@globalxair.com

Cautionary Note Regarding Forward-Looking Information

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the mix between passenger and freighter aircraft, the destinations that the Company intends to service, the use of proceeds of the Offering, and the Company’s growth plans.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or

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achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

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